UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 2, 2007

RELIANCE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-52588	43-1823071

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri	63131

(Address of principal executive offices)	(Zip Code)

(314) 569-7200

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

EXPLANATORY NOTE
     On November 2, 2007, Reliance Bancshares, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the issuance of a press release announcing that it is expanding its geographic footprint to the Southwest United States with Loan Production Offices in Texas and Arizona. The Company inadvertently failed to attach the press release as Exhibit 99.1 to the Form 8-K and is attaching the press release to this amendment as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Reliance Bancshares, Inc., issued November 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 8, 2007

RELIANCE BANCSHARES, INC. (Registrant)
By:	/s/ James W. Sullivan
	Name:	James W. Sullivan
	Title:	Chief Financial Officer